PROPERTY CO-TENANCY
                       OWNERSHIP AGREEMENT
              (Champps Restaurant - Lyndhurst, OH)


THIS CO-TENANCY AGREEMENT,

Made and entered into as of the 27th day of January, 1998, by and between Richard W. Anderson and Marilyn R. Anderson, trustees of the Anderson Family Trust, dated April 21, 1988 (hereinafter called "Anderson") and AEI Net Lease Income & Growth Fund XX Limited Partnership (hereinafter called "Fund XX"). Anderson, Fund XX (and any other Owner in Fee where the context so indicates) being hereinafter sometimes collectively called "Co-Tenants" and referred to in the neuter gender).

WITNESSETH:

WHEREAS, Fund XX presently owns an undivided 85.21315% interest in and to, and Anderson presently owns an undivided 9.18047% interest in and to, and Max and Celia Katz, married as tenants in common presently owns an undivided 5.60638% interest in and to the land, situated in the City of Lyndhurst, County of Cuyahoga, and State of OH, (legally described upon Exhibit A attached hereto and hereby made a part hereof) and in and to the improvements located thereon (hereinafter called "Premises");

WHEREAS, The parties hereto wish to provide for the orderly operation and management of the Premises and Anderson's interest by Fund XX; the continued leasing of space within the Premises; for the distribution of income from and the pro-rata sharing in expenses of the Premises.

NOW THEREFORE, in consideration of the purchase by Anderson of an undivided interest in and to the Premises, for at least One Dollar ($1.00) and other good and valuable consideration by the parties hereto to one another in hand paid, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants and agreements herein contained, it is hereby agreed by and between the parties hereto, as follows:

1.    The  operation  and  management of the  Premises  shall  be delegated to Fund XX, or its designated agent, successors or assigns. Provided, however, if Fund XX shall sell all of its interest in the Premises, the duties and obligations of Fund XX respecting management of the Premises as set forth herein, including but not limited to paragraphs 2, 3, and 4 hereof, shall be exercised by the holder or holders of a majority undivided co-tenancy interest in the Premises. Except as hereinafter expressly provided to the contrary, each of the parties hereto agrees to be bound by the decisions of Fund XX with respect to all administrative, operational and management matters of the property comprising the Premises, including but not limited to the management of the net lease agreement for the Premises. The parties hereto hereby designate Fund XX as their sole and exclusive agent to deal with, and Fund XX retains the sole right to deal with, any property agent or tenant and to monitor, execute and enforce the terms of leases of space within the Premises, including but not limited to any Andersonments, consents to assignment, sublet, releases or modifications to leases or guarantees of lease or easements affecting the Premises, on behalf of Anderson. As long as Fund XX owns an interest in the Premises, only Fund XX may obligate Anderson with respect to any expense for the Premises.

As further set forth in paragraph 2 hereof, Fund XX agrees to require any lessee of the Premises to name Anderson as an insured or additional insured in all insurance policies provided for, or contemplated by, any lease on the Premises. Fund XX shall use its best efforts to obtain endorsements adding Co-Tenants to said policies from lessee within 30 days of commencement of this



Co-Tenant Initial: /s/ RWA /s/ MRA
Co-Tenancy Agreement for Champps, Lyndhurst, OH




agreement. In any event, Fund XX shall distribute any insurance proceeds it may receive, to the extent consistent with any lease on the Premises, to the Co-Tenants in proportion to their respective ownership of the Premises.

2. Income and expenses shall be allocated among the Co-Tenants in proportion to their respective share(s) of ownership. Shares of net income shall be pro-rated for any partial calendar years included within the term of this Agreement. Fund XX may offset against, pay to itself and deduct from any payment due to Anderson under this Agreement, and may pay to itself the amount of Anderson's share of any legitimate expenses of the Premises which are not paid by Anderson to Fund XX or its assigns, within ten (10) days after demand by Fund XX. In the event there is insufficient operating income from which to deduct Anderson's unpaid share of operating expenses, Fund XX may pursue any and all legal remedies for collection.

Operating Expenses shall include all normal operating expense, including but not limited to: maintenance, utilities, supplies, labor, management, advertising and promotional expenses, salaries and wages of rental and management personnel, leasing commissions to third parties, a monthly accrual to pay insurance premiums, real estate taxes, installments of special assessments and for structural repairs and replacements, management fees, legal fees and accounting fees, but excluding all operating expenses paid by Tenant under terms of any lease agreement of the Premises.

Anderson has no requirement to, but has, nonetheless elected to retain, and agrees to annually reimburse, Fund XX in the amount of $917 for the expenses, direct and indirect, incurred by Fund XX in providing Anderson with quarterly accounting and distributions of Anderson's share of net income and for tracking, reporting and assessing the calculation of Anderson's share of operating expenses incurred from the Premises. This invoice amount shall be pro-rated for partial years and Anderson authorizes Fund XX to deduct such amount from Anderson's share of revenue from the Premises. Anderson may terminate this agreement in this paragraph respecting accounting and distributions at any time and attempt to collect its share of rental income directly from the tenant; however, enforcement of all other provisions of the lease remains the sole right of Fund XX pursuant to Section 1 hereof. Fund XX may terminate its obligation under this paragraph upon 30 days notice to Anderson prior to the end of each anniversary hereof, unless agreed in writing to the contrary.

3. Full, accurate and complete books of account shall be kept in accordance with generally accepted accounting principles at Fund XX's principal office, and each Co-Tenant shall have access to such books and may inspect and copy any part thereof during normal business hours. Within ninety (90) days after the end of each calendar year during the term hereof, Fund XX shall prepare an accurate income statement for the ownership of the Premises for said calendar year and shall furnish copies of the same to all Co-Tenants. Quarterly, as its share, Anderson shall be entitled to receive 9.18047% of all items of income and expense generated by the Premises. Upon receipt of said accounting, if the payments received by each Co-Tenant pursuant to this Paragraph 3 do not equal, in the aggregate, the amounts which each  are  entitled  to  receive proportional  to  its  share  of
ownership  with  respect  to  said  calendar  year  pursuant   to
Paragraph 2 hereof, an appropriate adjustment shall be made so that each Co-Tenant receives the amount to which it is entitled.

4. If Net Income from the Premises is less than $0.00 (i.e., the Premises operates at a loss), or if capital improvements, repairs, and/or replacements, for which adequate reserves do not exist, need to be made to the Premises, the Co-Tenants, upon receipt of a written request therefor from Fund XX, shall, within fifteen (15) business days after receipt of notice, make payment to Fund XX sufficient to pay said net operating losses and to provide necessary


Co-Tenant Initial: /s/ RWA /s/ MRA
Co-Tenancy Agreement for Champps, Lyndhurst, OH




operating capital for the premises and to pay for said capital improvements, repairs and/or replacements, all in proportion to their undivided interests in and to the Premises.

5. Co-Tenants may, at any time, sell, finance, or otherwise create a lien upon their interest in the Premises but only upon their interest and not upon any part of the interest held, or owned, by any other Co-Tenant. All Co-Tenants reserve the right to escrow proceeds from a sale of their interests in the Premises to obtain tax deferral by the purchase of replacement property.

6. If any Co-Tenant shall be in default with respect to any of its obligations hereunder, and if said default is not corrected within thirty (30) days after receipt by said defaulting Co-Tenant of written notice of said default, or within a reasonable period if said default does not consist solely of a failure to pay money, the remaining Co-Tenant(s) may resort to any available remedy to cure said default at law, in equity, or by statute.

7. This property management agreement shall continue in full force and effect and shall bind and inure to the benefit of the Co-Tenant and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns until April 30, 2031 or upon the sale of the entire Premises in accordance with the terms hereof and proper disbursement of the proceeds thereof, whichever shall first occur. Unless specifically identified as a personal contract right or obligation herein, this agreement shall run with any interest in the Premises and with the title thereto. Once any person, party or entity has ceased to have an interest in fee in any portion of the Premises, it shall not be bound by, subject to or benefit from the terms hereof; but its heirs, executors, administrators, personal representatives, successors or assigns, as the case may be, shall be substituted for it hereunder. Anderson agrees to notify Fund 84-A upon the appointment of any successor trustee, or any amendment of the Anderson Family Trust affecting the powers of the Trustees to manage or dispose of the Anderson Trust's interest in the Premises.

8. Any notice or election required or permitted to be given or served by any party hereto to, or upon any other, shall be deemed given or served in accordance with the provisions of this Agreement, if said notice or elections addressed as follows;

If to Fund XX:

AEI Net Lease Income & Growth Fund XX Limited Partnership
1300 Minnesota World Trade Center
30 E. Seventh Street
St. Paul, Minnesota  55101

If to Anderson:

Richard W. and Marilyn R. Anderson
1863 Highway 3
Cherokee, IA  51012

If to Katz:

Max and Celia Katz
111 SE 3rd Avenue
#307B
Dania, FL  33004-3721




Co-Tenant Initial: /s/ RWA /s/ MRA
Co-Tenancy Agreement for Champps, Lyndhurst, OH

Each mailed notice or election shall be deemed to have been given to, or served upon, the party to which addressed on the date the same is deposited in the United States certified mail, return receipt requested, postage prepaid, or given to a nationally recognized courier service guaranteeing overnight delivery as properly addressed in the manner above provided. Any party hereto may change its address for the service of notice hereunder by delivering written notice of said change to the other parties hereunder, in the manner above specified, at least ten (10) days prior to the effective date of said change.

9. This Agreement shall not create any partnership or joint venture among or between the Co-Tenants or any of them, and the only relationship among and between the Co-Tenants hereunder shall be that of owners of the premises as tenants in common subject to the terms hereof.

10. The unenforceability or invalidity of any provision or provisions of this Agreement as to any person or circumstances shall not render that provision, nor any other provision hereof, unenforceable or invalid as to any other person or circumstances, and all provisions hereof, in all other respects, shall remain valid and enforceable.

11. In the event any litigation arises between the parties hereto relating to this Agreement, or any of the provisions hereof, the party prevailing in such action shall be entitled to receive from the losing party, in addition to all other relief, remedies and damages to which it is otherwise entitled, all reasonable costs and expenses, including reasonable attorneys' fees, incurred by the prevailing party in connection with said litigation.




      The remainder of this page left blank intentionally.



Co-Tenant Initial: /s/ RWA /s/ MRA
Co-Tenancy Agreement for Champps, Lyndhurst, OH



IN WITNESS WHEREOF, The parties hereto have caused this Agreement to be executed and delivered, as of the day and year first above written.

ANDERSON   RICHARD W. AND MARILYN R. ANDERSON,  TRUSTEES  OF  THE
           ANDERSON FAMILY TRUST

          By: /s/ Richard W Anderson
                  Richard W. Anderson

          WITNESS:
          /s/ Randy M Long
          Randy M Long
          (Print Name)

          WITNESS:
          /s/ Susan C Thiesen
          Susan C Thiesen
          (Print Name)


STATE OF CALIFORNIA)
                    ) ss
COUNTY OF FRESNO)

I, a Notary Public in and for the state and county of aforesaid, hereby certify there appeared before me this 30th day of December, 1997, Richard W. Anderson, who executed the foregoing instrument in said capacity and on behalf of the said Trust.

         By:/s/ Marilyn R Anderson               /s/ Kirsten  L Dry
                Marilyn R. Anderson              [notary seal]

          WITNESS:
          /s/ Randy M Long
          Randy M Long
          (Print Name)

          WITNESS:
          /s/ Susan C Thiesen
          Susan C Thiesen
          (Print Name)


STATE OF CALIFORNIA)
                    ) ss
COUNTY OF FRESNO)

I, a Notary Public in and for the state and county of aforesaid, hereby certify there appeared before me this 30th day of December, 1997, Marilyn R. Anderson, who executed the foregoing instrument in said capacity and on behalf of the said Trust.

                                             /s/ Kirsten L Dry
                                             [notary seal]




Co-Tenant Initial: /s/ RWA /s/ MRA
Co-Tenancy Agreement for Champps, Lyndhurst, OH


Fund XX    AEI NET LEASE INCOME & GROWTH FUND XX Limited Partnership

           By: AEI Fund Management XX, Inc., its corporate general partner

           By: /s Robert P Johnson
                  Robert P. Johnson, President


          WITNESS:

          /s/ Jo Ann Rath

          Jo Ann Rath
          (Print Name)

          WITNESS:

          /s/ Sadie-jo D Hansen

          Sadie-jo D Hansen
          (Print Name)


State of Minnesota )
                                   ) ss.
County of Ramsey  )

I, a Notary Public in and for the state and county of aforesaid, hereby certify there appeared before me this 27th day of January, 1998, Robert P. Johnson, President of AEI Fund Management XX, Inc., corporate general partner of AEI Net Lease Income & Growth Fund XX Limited Partnership who executed the foregoing instrument in said capacity and on behalf of the corporation in its capacity as corporate general partner, on behalf of said limited partnership.

                              /s/ Laura M Steidl
          [notary seal]            Notary Public



Co-Tenant Initial: /s/ RWA /s/ MRA
Co-Tenancy Agreement for Champps, Lyndhurst, OH







                         Exhibit A, page 1 of 4


Parcel No. 1 (fee)

Situated in the City of Lyndhurst, County of Cuyahoga and State of Ohio, and know as being part Original Mayfield Township Lot
Nos. 29 and 30, further bounded and described as follows:

Beginning at a point being the intersection of the centerline of Cedar Road (60 feet wide) and the centerline of Landerbrook Drive
(60 feet wide),

thence along the centerline of Landerbrook Drive North 00 deg. 17 min. 45 sec. West, 599.77 feet to a point of curvature therein, thence along the arc of a curve deflecting to the right having a radius of 178.83 feet, a chord bearing North 31 deg. 22 min. 40 sec. East, 187.80 feet an arc distance of 197.72 feet to a point of tangency in said centerline of Landerbrook Drive, thence North 63 deg. 03 min. 06 sec. East, 117.29 feet along the centerline of Landerbrook Drive to a point,

thence North 26 deg. 56 min. 54 sec. West, 330.89 feet to a point, said point being the Southeast corner of the City of Lyndhurst and the City of Mayfield Heights and the principal point of beginning of the parcel herein described,

Course No. 1: thence North 26 deg. 56 min. 54 sec. West, along the Easterly corporation line of the City of Lyndhurst, 384.51 feet to a point on the Southerly limited access right-of-way line of Interstate 271, Course No. 2: thence South 59 deg. 21 min. 11 sec. West along the Southerly limited access right-of-way line of Interstate 271, 198.18 feet to a point,

Course No. 3: thence South 14 deg. 10 min. 52 sec. East, 381.15 feet to a point on the Southerly corporation line of the City of

Lyndhurst, Course No. 4: thence North 63 deg. 03 min. 06 sec. East, along the Southerly corporation line of the City of Lyndhurst, 282.00 feet to the principal point of beginning and containing 2.0756 acres of land be the same more or less, but subject to all legal highways and easements of record. Bearings cited within the above description are to an assumed meridian and indicate angles only.


Parcel No. 2 (Easement for general ingress and egress, parking and utilities)

Situated in the City of Mayfield Heights, County of Cuyahoga and
State of Ohio, and known as being part of Original Mayfield
Township Lot Nos. 29 and 30, Tract No. 3 bounded and described as follows:

Beginning at the centerline intersection of Cedar Road and Landerbrook Drive (50 feet wide),

thence along the centerline of Landerbrook Drive as recorded in Volume 244, Page 21 of Cuyahoga County Map Records, North 00 degrees 17 minutes 45 seconds West, 385.39 feet to a point,

thence North 89 degrees 51 minutes 07 seconds West, 30.00 feet to the Westerly right of way line of said Landerbrook Drive and the principal point of beginning of the parcel herein described,

Course No. 1 - Thence North 89 degrees 51 minutes 07 seconds
West, 445.35 feet to the Easterly line of land as conveyed to Georgetown of Lyndhurst Condominium in Volume 41, Page 14 of
Cuyahoga County Map Records,




                              Exhibit A, page 2 of 4

Course No. 2 - Thence North 00 degrees 45 minutes 30 seconds East
456.96 feet along said Easterly line  of Georgetown of Lyndhurst
Condominium to a point,

Course No. 3 - Thence North 63 degrees 03 minutes 06 seconds
East, 584.04 feet to a point,

Course No. 4 - Thence North 26 degrees 56 minutes 54 seconds
West, 50.00 feet to a point,

Course No. 5 - Thence North 63 degrees 03 minutes 06 seconds
East, 272.40 feet to a point

Course No. 6 - Thence South 26 degrees 56 minutes 54 seconds
East, 191.89 feet to a point,

Course No. 7 - Thence South 18 degrees 03 minutes 06 seconds
West, 82.02 feet to a point,

Course No. 8 - Thence South 26 degrees 56 minutes 54 seconds
East, 101.00 feet to a point,

Course No. 9 - Thence South 63 degrees 03 minutes 06 seconds
West, 331.70 feet to a point,

Course No. 10- Thence along the arc of a curve deflecting to the left 230.89 feet, said curve having a radius of 208.83 feet and a chord bearing South 31 degrees 22 minutes 40 seconds West, 219.31 feet along said Westerly right-of-way line to a point of tangency,

Course No. 11- Thence continuing along said Westerly right-of-way line South 00 degrees 17 minutes 45 seconds East, 214.15 feet to the principal point of beginning and containing 9.008 acres of land more or less, but subject to all legal highways and easements of record.

Parcel No. 3: (Easement for general ingress and egress, parking and utilities)

Situated in the City of Mayfield Heights, County of Cuyahoga and
State of Ohio and known as being part of Original Mayfield
Township Lot Nos. 29 and 30, Tract No. 3 bounded and described as follows:

Beginning at the centerline intersection of Cedar Road and Landerbrook Drive (60 feet wide),

thence along the centerline of Landerbrook Drive as recorded in Volume 244, Page 21 of Cuyahoga County Map Records, North 00 deg.
17 min. 45 sec. West, 599.77 feet to a point,

thence South 89 deg. 42 min. 15 sec. West, 30.00 feet to the Westerly right of way line of said Landerbrook Drive, thence along the arc of a curve deflecting to the right 230.89 feet, said curve having a radius of 208.83 feet, a chord bearing North 31 deg. 22 min. 40 sec. East, 219.31 feet to a point of tangency, thence North 63 deg. 03 min. 06 sec. East, 331.70 feet to a point being the principal point of beginning of the parcel herein described,

Course No. 1: thence North 26 deg. 56 min. 54 sec. West 101.00 feet to a point,

Course No. 2: thence North 18 deg. 03 min. 06 sec. East, 82.02 feet to a point,

Course No. 3: thence North 26 deg. 56 min. 54 sec. West, 191.89 feet to a point,

Course No. 4: thence South 63. deg 03. min. 06 sec. West, 272.40 feet to a point,

Course No. 5: thence North 26 deg. 56 min. 54 sec. West 334.51 feet to the Southerly right of way of Interstate Route 271,

Course No. 6: thence North 59 deg. 21 min. 11 sec. East, 71.30 feet along said right of way of Interstate Route 271 to a point,


                         Exhibit A 3 of 4

Course No. 7: thence North 63 deg. 03 min. 06 sec. East, 443.25 feet along said right of way of Interstate Route 271 to a point,

Course No. 8: thence South 26 deg. 56 min. 54 sec. East, 690.00 feet to the Northerly right of way of said Landerbrook Drive to a point,

Course No. 9:  thence South 63 deg. 03 min. 06 sec. West, 300.00 feet to the principal point of beginning and containing 6.123 acres of land more or less, but subject to all legal highways and easements of record.


Parcel No. 4 (Utility and Ingress-Egress Easement)


Situated in the City of Mayfield Heights and partly in the City of Lyndhurst, County of Cuyahoga and State of Ohio, and known as being part of Original Mayfield Township Lot Nos. 29 and 30,
Tract 3 bounded and described as follows:

Beginning at the intersection of the centerlines of Cedar Road and Landerbrook Drive (60 feet wide),

thence along the centerline of Landerbrook Drive as recorded in Volume 235, Page 37 of Cuyahoga County Map Records, North 0 degrees 17 minutes 45 seconds West, 599.77 feet to a point,

thence North 89 degrees 42 minutes 15 seconds West, 30.00 feet to a point in the curved Northwesterly sideline of Landerbrook
Drive,

thence along the arc of said Northwesterly sideline deflecting to the right having a radius of 208.83 feet, a chord bearing North 31 degrees 22 minutes 40 seconds East, 219.31 feet an arc distance of 230.89 feet to a point of tangency therein, thence North 63 degrees 03 minutes 06 seconds East, along the Northwesterly sideline of Landerbrook Drive, 30.15 feet to the principal point of beginning of the Utility and Ingress-Egress Easement herein described

Course No. 1 - Thence North 7 degrees 35 minutes 03 seconds East,
100.77 feet to a point,

Course No. 2 - Thence North 26 degrees 56 minutes 54 seconds
West, 134.86 feet to a point,

Course No. 3 - Thence North 71 degrees 56 minutes 54 seconds
West, 115.17 feet to a point,

Course No. 4 - Thence North 26 degrees 56 minutes 54 seconds
West, 48.61 feet to a point,

Course No. 5 - Thence North 18 degrees 03 minutes 06 seconds
East, 133.16 feet to a point,

Course No. 6 - Thence North 63 degrees 03 minutes 06 seconds East
42.08 feet to a point,

Course No. 7 - Thence South 26 degrees 56 minutes 54 seconds
East, 11.21 feet to a point,

Course No. 8 - Thence South 71 degrees 56 minutes s54 seconds
East 104.42 feet to a point,

Course No. 9 - Thence South 26 degrees 56 minutes 54 seconds
East, 6.14 feet to a point,

Course No. 10- Thence North 63 degrees 03 minutes 06 seconds
East, 150.30 feet to a point,

Course No. 11- Thence North 26 degrees 56 minutes 54 seconds
West, 125.08 feet to a point,

Course No. 12- Thence North 43 degrees 07 minutes 26 seconds
West, 222.85 feet to a point in the Southeasterly Limited Access
Right-of-Way of Interstate 271,

Course No. 13- Thence North 63 degrees 03 minutes 06 seconds
East, along



                              Exhibit A, page 4 of 4

the Southeasterly Limited Access Right-of-Way of Interstate 271, a distance of 41.65 feet to a point,

Course No. 14- Thence South 43 degrees 07 minutes 26 seconds
East, 193.47 feet to a point,

Course No. 15- Thence South 26 degrees 56 minutes 54 seconds
East, 504.28 feet to a point,

Course No. 16- Thence South 63 degrees 03 minutes 06 seconds
West, along the Northwesterly sideline of Landerbrook Drive,
50.00 feet to a point,

Course No. 17- Thence North 26 degrees 56 minutes 54 seconds
East, 310.89 feet to a point,

Course No. 18- Thence South 63 degrees 03 minutes 06 seconds
West, 112.31 feet to a point,

Course No. 19- Thence South 18 degrees 03 minutes 06 seconds
West, 127.40 feet to a point,

Course No. 20- Thence South 26 degrees 56 minutes 54 seconds
East, 220.80 feet to a point in the Northwesterly sideline of Landerbrook Drive,

Course No. 21- Thence South 63 degrees 03 minutes 06 seconds West, along the Northwesterly sideline of Landerbrook Drive
117.13 feet to the principal point of beginning and containing
1.947 acres of land be the same more or less, but subject to all legal highways and easements of record.


Parcel No. 5 (Easement Estate)

Easement Rights created, defined and described in the Reciprocal Easement Agreement dated as of June 27, 1995, filed for record July 5, 1995 at 2:34 P.M., and recorded in Volume 95-05300, Page 16, as amended in the First Amendment to Reciprocal Easement Agreement dated as March 26, 1996, filed for record April 10, 1996 at 3:42 P.M., and recorded in Volume 96-03123, Page 33 of Cuyahoga County Records.